Exhibit 99.1
Investor Presentation June 2023

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission. 2

Company Profile PLMR YTD 2023 HIGHLIGHTS  Q1 gross written premiums (GWP) of $250.1 million, up 46.3% from Q1 2022  Q1 adjusted net income of $20.4 million, compared to $18.6 million in Q1 2022  Q1 adjusted return on equity of 20.7%, compared to 19.2% in Q1 2022  Q1 adjusted combined ratio of 73.3%, compared to 72.1% in Q1 2022  Acquired XEO, an MGA focused on real estate E&O business  Successful execution of 6/1 reinsurance renewal  Raised full year 2023 adjusted net income guidance from $86 to $90 million to $88 to $92 million 3 TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Specialty insurer using data analytics, underwriting acumen, and risk transfer expertise to capitalize on market dislocations Multi-channel distribution serving residential and commercial clients; products resonate with producers, other insurers and reinsurers Admitted and E&S offerings with nationwide scope A.M. Best “A- (Excellent)” FSC group rating Risk transfer strategy limits exposure to major events and reduces earnings volatility Leading earthquake insurer in the United States Committed to environmental, social, governance, diversity and inclusion initiatives 1. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix.

$92 $56 $38 $8 $31 $8 $12 $- $4 $2 Q1 2023 GWP: $250M 4 Fronting Residential Earthquake Commercial Earthquake Hawaii Hurricane Inland Marine Commercial All Risk Casualty Specialty Homeowners(1) Residential Flood Other DIVERSIFICATION OF OUR PORTFOLIO THROUGH SPECIALIZED PRODUCT OFFERINGS SUPPORTS OUR LONG-TERM GROWTH STRATEGY 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 '22 Q1 '23 Annual Gross Written Premium By Year $882M $17M $55M $82M $120M $155M $252M $354M $535M $250M $171M 1. Only includes run-off business. Texas Specialty Homeowners transitioned to a fronting arrangement during Q2 2022. Historical Growth and Specialized Business Mix

LEARNING IDENTIFY MARKETS LEVERAGE TALENT SYSTEMS & ANALYTICS RISK TRANSFER DISTRIBUTION DIVERSIFY GROWTH 5 PREDICTABLE EARNINGS E&S COMMERCIAL ALL RISK RESIDENTIAL EARTHQUAKE ADMITTED COMMERCIAL ALL RISK HAWAII HURRICANE COMMERCIAL EARTHQUAKE INLAND MARINE NON-TX SPECIALTY HOMEOWNERS ESTABLISHED EMERGING RUN-OFF / EXITED TRANSITIONED A REPLICABLE AND MATURE OPERATIONAL PROCESS THAT CONSISTENTLY ASSESSES OUR PRODUCT SUITE TO ENSURE OUR OVERARCHING FINANCIAL OBJECTIVE: PREDICTABLE EARNINGS GENERAL CASUALTY EXCESS PROPERTY FRONTING TX SPECIALTY HOMEOWNERS RESIDENTIAL FLOOD PROFESSIONAL LIABILITY The Palomar Approach

FUNDAMENTAL PRINCIPLES KEY COMPONENTS • Organic growth • Anchored by non-attritional loss business • Entry into new markets driven by replicable, analytics-driven process • Continued reduction in non-earthquake catastrophe exposure • Conservative and comprehensive risk transfer strategy • Fee income as a complementary and diversifying income stream • Investments in people, processes and systems to effectively scale the business • Commitment to ESG • Earthquake • Fronting • Inland Marine • Excess Property • General Casualty • Professional Liability • Flood FINANCIAL OBJECTIVES • Continually doubling Underwriting Income over an intermediate timeframe through organic growth • Adjusted ROE greater than 20% • Maintain industry leading profit margins 6 PHILOSOPHY: AN ORGANIC BUSINESS STRATEGY DESIGNED TO DOUBLE UNDERWRITING INCOME IN A PREDICTABLE MANNER OVER AN INTERMEDIATE TIMEFRAME Q1 DEMONSTRATED FURTHER EXECUTION OF THE PALOMAR 2X STRATEGIC PLAN PLMR 2X

Scale the organization via process, technology and people Capitalize on dislocation in primary insurance and reinsurance markets while preserving our strong balance sheet Reduce volatility and enhance risk-adjusted returns Achieve top and bottom-line growth objectives SUSTAIN STRONG PROFITABLE GROWTH DELIVER PREDICTABLE EARNINGS MANAGE DISLOCATION SCALE THE ORGANIZATION 7 THESE FOUR KEY STRATEGITIC INITIATIVES ARE CENTRAL TO EXECUTE PALOMAR 2X IN 2023 2023 Strategic Initiatives

YTD Update: 2023 Strategic Initiatives

SUSTAIN STRONG PROFITABLE GROWTH

- Generated GWP growth of 46% year-over-year
- Core earthquake business grew 31%; Residential Earthquake 20% and Commercial Earthquake 50%
- Additional product growth; Fronting 207%, Inland Marine 70%, Casualty 134%
- PLMR – FRONT recorded $91.8 million of GWP
- Launched new partnership with Advanced AgProtection to enter the $20 billion United States crop insurance marketplace

DELIVER PREDICTABLE EARNINGS

- Achieved an adjusted return on equity of 20.7%
- Loss ratio of 24.8%
- Adjusted combined ratio of 73.3%
- Acquired XEO Insurance Services, a real estate errors and omissions MGA

MANAGE DISLOCATION

- Secured $550 million of incremental excess of loss (XOL) earthquake limit
- Executed fourth multi-year catastrophe bond; earthquake only
- Reducing Continental US wind 250-year probable maximum loss (PML) from $250 million to $100 million by the peak of 2023 wind season
- Continued benefit from Q1 rate increases:
    - Commercial Earthquake 20-25%
    - Commercial All Risk +50% with a 48% decrease in year-over-year exposure

SCALE THE ORGANIZATION

- Applied technology and process optimization to reduce costs and to enable scale and margin expansion
- Hired talent and expertise within underwriting, data analytics and actuarial departments to support continued growth
- New hires leverage existing technology and infrastructure platforms to scale new initiatives efficiently

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Palomar

9 Deliver Predictable Earnings: Underwriting Case Study 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 % of GWP Historical GWP Business Mix Continental US Wind EQ Other Key Underwriting Initiatives • For the 2020 wind season, Palomar purchased $650 million of reinsurance limit to cover the 250-year Continental US wind PML • Reduced Continental US wind limit to $250 million at 9/30/22 • Continued reduction of Continental US wind limit to $100 million by 9/30/23 • Completed run-off of admitted Commercial All Risk portfolio • Reduced E&S Commercial All Risk max line size • Capped total insured values in Florida • Notice of termination tendered to one of four E&S Commercial All Risk programs • Exited Non-Texas Specialty Homeowners business • Pivoted Texas Specialty Homeowners business to fronted model Historical Catastrophe Loss As-If Analysis Treaty Year # CATs CAT Losses ($M) As-If CAT Losses ($M) 2020 6 63.2 4.3 2021 1 12.5 3.4 2022 3 3 29.0 24.9 1. Ultimate CAT losses as of 12/31/2022; implies a $12.5M retention 2. As-If losses estimate impact of removing discontinued business and underwriting changes as of 3/31/2023 3. Includes estimates for Winter Storm Elliot and CA Flooding THE IMPACT OF THESE UNDERWRITING ACTIONS RESULTS IN OUR 2020 NET LOSSES FROM HURRICANE EVENTS BEING REDUCED TO $4.3 MILLION VERSUS $63.2 MILLION

2023 Reinsurance Accomplishments 6/1 Catastrophe XOL Update • Reinsurance coverage now exhausts at $2.68 billion for earthquake events including $17.5 million of additional limit incepting at 9/1, $900 million for Hawaii Hurricane events and $100 million for all continental United States hurricane events • First event retention of $17.5 million, on an after-tax basis, represents less than 5% of surplus and less than one quarter of earnings • Coverage includes protection exceeding the 1:250-year peak zone PML • Purchased approximately $550 million of XOL limit to support the growth of earthquake franchise in 2023 • Successful issuance of $200 million of collateralized earthquake capacity through Torrey Pines Re Series 2023-1 notes • A total of $875 million of multi-year insurance linked securities capacity providing diversifying collateralized reinsurance capital • Panel includes 78 highly rated reinsurers • Prepaid reinstatements for substantially all layers that include a reinstatement provision • Limited pre-tax net loss to $17.5 million retention with modest additional reinsurance premium due Additional Programs • Recent quota share renewals include Builder’s Risk (increased line size capacity) and Casualty (improved economics) • Successful completion of 1/1 California Commercial Earthquake quota share renewal with increased session of 20.5% • Renewal of 6/1 Flood XOL program 10 THE SUCCESSFUL RENEWAL OF OUR 6/1 REINSURANCE PLACEMENT ALONG WITH PROCUREMENT OF CONSIDERABLE INCREMENTAL XOL LIMIT DURING THE HARDEST REINSURANCE MARKET IN THIRTY YEARS DEMONSTRATES THE STRENGTH OF OUR PORTFOLIO, BUSINESS MODEL AND REINSURANCE EXPERTISE

• Reinsurance strategy combines the use of both excess of loss and quota share reinsurance • Portfolio analytics process utilizes multiple catastrophe models, deterministic loss scenarios and exposure profiles to asses s risk and evaluate reinsurance coverage needs • The current XOL program provides coverage substantially in excess of the modeled loss anticipated with the recurrence of the most severe historically catastrophes 11 1. Based on exposure as of 3/31/2023 REINSURANCE COVERAGE WELL IN EXCESS OF MODELED HISTORICAL EVENTS ($M) $1,882 $1,317 $670 $616 $570 $446 $413 $366 $336 $900 Total PLMR EQ Limit CA 1906 San Francisco M 7.8 CA 1994 Northridge M 6.7 CA 1971 San Fernado M 6.7 CA 1868 Hayward M 7.0 NM 1811-12 Sequence M 7.8 HI 1992 HU Iniki NW 1949 Puget Sound M 6.5 CA 1857 Fort Tejon M 7.9 CA 1933 Long Beach M 6.4 Total PLMR HI HU Limit HISTORICAL EVENTS(1) • In addition, quota share and per risk reinsurance used to further mitigate the impact of losses and manage net exposure to any single risk • A majority of exposure for attritional lines of business is ceded in return for attractive ceding commission income $2,680 Reinsurance Program Designed to Minimize Earnings Volatility

Comprehensive Risk Transfer Program

ROBUST RISK TRANSFER STRATEGY ENABLES PREDICTABLE EARNINGS AND REDUCED VOLATILITY

- Reinsurance coverage now exhausts at $2.68 billion for earthquake events including $17.5 million of additional limit incepting at 9/1, $900 million for Hawaii Hurricane events and $100 million for all continental United States hurricane events
- First event retention of $17.5 million, on an after-tax basis, represents less than 5% of surplus and less than one quarter of earnings
- Quota share reinsurance used to further mitigate the impact of losses
- Cede majority of exposure for attritional lines of business and earn attractive ceding commission
- Utilize quota share and per risk coverage to manage net exposure for any single risk



CA COMMERCIAL EARTHQUAKE QUOTA SHARE
20.5% CESSION
RETENTION
SINGLE SHOT INURING EQ
CAT BONDS / TRADITIONAL
$325M RETENTION
HI HURRICANE QUOTA SHARE
10% CESSION
RETENTION
TEXAS HO QUOTA SHARE
250-yr PML OCC CAP
CORE CAT XOL TOWER
$1.45B EARTHQUAKE
EQ-ONLY
$800M HAWAII HURRICANE
EQ + HAWAII HURRICANE
$100M ALL PERILS
$17.5M(1) RETENTION

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1. Retention excludes reinstatement premium of first and second layers

Entrepreneurial and Experienced Management Team

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Michelle Johnson | Chief Talent & Diversity Officer	20+	Option One Mortgage | AMN Healthcare | Panasonic Avionics Corporation
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Robert Beyerle | Chief Underwriting Officer	20+	Great American Insurance Company | Acordia Southeast
Mark Brose | Chief Technology Officer	25+	Agosto Inc. | Gravie | Best Buy
Greg Tupper | Chief Information Security Officer	25+	UnitedHealth Group | Mocon | WellBeats

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Palomar

14 • Commitment to Environmental, Social and Governance (“ESG”) matters are fundamental to the business strategy and mission • Values-driven workplace that integrates ESG considerations into strategy, operations, capital allocation and investment decisions • Continue to take steps to reduce overall carbon footprint OVERVIEW ESG PRIORITIES TRANSPARENCY Access the ESG Portal and 2022 Sustainability & Citizenship Report Here: https://plmr.com/esg/ Reporting Aligned with Following Frameworks Climate Strategy Safety & Health Disaster Preparedness & Response Human Rights Diversity & Inclusion Community & Team Member Well-being Investment Management Governance Practices Data Privacy & Cybersecurity 1 ENVIRONMENTAL 2 SOCIAL 3 GOVERNANCE Human Capital Management As Asset Owners, Public Commitments / Signatories to Responsible Investment Initiatives Commitment to ESG

24% 3% 14% 18% 19% 21% 2019 2020 2021 2022 Q1'22 Q1'23 +11% 15 GROWTH PROFITABILITY SHAREHOLDER RETURNS $38 $9 $53 $71 $19 $20 2019 2020 2021 2022 Q1'22 Q1'23 Gross Written Premium ($M) Adjusted Net Income ($M) Adjusted Return on Equity $252 $354 $535 $882 $171 $250 2019 2020 2021 2022 Q1'22 Q1'23 +46% 1. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix. 2. Increased guidance post 6/1 reinsurance placement +5% Proven Business Model FULL YEAR 2023 CURRENT OUTLOOK Adjusted net income $88 to $92 million(2)

Appendix 16

First Quarter 2023 Financial Highlights

In Thousands	Three Months Ended March 31	
	2023	2022
Gross written premiums	$ 250,112	$ 170,934
Ceded written premium	(170,344)	(89,552)
Net written premiums	79,768	81,382
Net earned premiums	83,241	76,032
Commission and other income	695	777
Total underwriting revenue (1)	83,936	76,809
Losses and loss adjustment expenses	20,652	14,954
Acquisition expenses, net of ceding commissions and fronting fees	25,679	28,054
Other underwriting expenses	19,222	15,925
Underwriting income (1)	18,383	17,876
Interest expense	(1,020)	(93)
Net investment income	5,120	2,579
Net realized and unrealized gains (losses) on investments	146	(1,278)
Income before income taxes	22,629	19,084
Income tax expense	5,316	4,547
Net income	**$ 17,313**	**$ 14,537**
Net realized and unrealized (gains) losses on investments (2)	(146)	1,278
Expenses associated with transactions	--	86
Stock-based compensation expense	3,450	2,760
Amortization of intangibles	313	315
Expenses associated with catastrophe bond	50	200
Tax Impact	(540)	(592)
Adjusted net income (1)	**$ 20,440**	**$ 18,584**
Key Financial and Operating Metrics		
Annualized Return on equity	17.5%	15.0%
Annualized Adjusted return on equity (1)	20.7%	19.2%
Loss ratio	24.8%	19.7%
Expense ratio	53.1%	56.8%
Combined ratio	77.9%	76.5%
Adjusted combined ratio (1)	73.3%	72.1%
Diluted earnings per share	$ 0.68	$ 0.56
Diluted adjusted earnings per share (1)	$ 0.80	$ 0.72
Catastrophe losses	$ 1,806	$ 481
Catastrophe loss ratio (1)	2.2%	0.6%
Adjusted combined ratio excluding catastrophe losses (1)	71.2%	71.4%
Adjusted underwriting income (1)	$ 22,196	$ 21,237

(1) Indicates non-GAAP financial measure; see "Reconciliation of Non-GAAP Financial Measures" for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.

Palomar

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Reconciliation Of Non-GAAP Metrics Used In This Presentation 18 In Thousands Three Months Ended March 31 2023 2022 Gross earned premiums $ 225,243 $ 138,924 Ceded earned premiums (142,002) (62,892) Net earned premiums $ 83,241 $ 76,032 Net earned premium ratio 37.0% 54.7% Total revenue $ 89,202 $ 78,110 Net Investment income (5,120) (2,579) Net realized and unrealized (gains) losses on investments (146) 1,278 Underwriting revenue $ 83,936 $ 76,809 Income before income taxes $ 22,629 $ 19,084 Net investment income (5,120) (2,579) Net realized and unrealized (gains) losses on investments (146) 1,278 Interest expense 1,020 93 Underwriting income $ 18,383 $ 17,876 Expenses associated with transactions -- 86 Stock-based compensation expense 3,450 2,760 Amortization of intangibles 313 315 Expenses associated with catastrophe bond 50 200 Adjusted underwriting income $ 22,196 $ 21,237 Net Income $ 17,313 $ 14,537 Net realized and unrealized losses (gains) on investments (146) 1,278 Expenses associated with transactions -- 86 Stock-based compensation expense 3,450 2,760 Amortization of intangibles 313 315 Expenses associated with catastrophe bond 50 200 Tax impact (540) (592) Adjusted net income $ 20,440 $ 18,584 Annualized adjusted net income $ 81,761 $ 74,336 Average stockholders’ equity $ 394,701 $ 387,284 Annualized adjusted return on equity 20.7% 19.2%

Reconciliation Of Non-GAAP Metrics Used In This Presentation 19 In Thousands Three Months Ended March 31 2023 2022 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $ 64,858 $ 58,156 Denominator: Net earned premiums $ 83,241 $ 76,032 Combined Ratio 77.9% 76.5% Adjustments to numerator: Expenses associated with transactions $ -- $ (86) Stock-based compensation expense (3,450) (2,760) Amortization of intangibles (313) (315) Expenses associated with catastrophe bond (50) (200) Adjusted combined ratio 73.3% 72.1% Adjusted net income $ 20,440 $ 18,584 Weighted-average common shares outstanding, diluted 25,442,902 25,899,290 Diluted adjusted earnings per share $ 0.80 $ 0.72 Numerator: Losses and Loss adjustment expenses $ 20,652 $ 14,954 Denominator: Net earned premiums $ 83,241 $ 76,032 Loss ratio 24.8% 19.7% Numerator: Catastrophe losses $ 1,806 $ 481 Denominator: Net earned premiums $ 83,241 $ 76,032 Catastrophe loss ratio 2.2% 0.6%

Reconciliation Of Non-GAAP Metrics Used In This Presentation 20 In Thousands Three Months Ended March 31 2023 2022 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $ 64,858 $ 58,156 Denominator: Net earned premiums $ 83,241 $ 76,032 Combined ratio 77.9% 76.5% Adjustments to numerator: Expenses associated with transactions $ -- $ (86) Stock-based compensation expense (3,450) (2,760) Amortization of intangibles (313) (315) Expenses associated with catastrophe bond (50) (200) Catastrophe Losses (1,806) (481) Adjusted combined ratio excluding catastrophe losses 71.2% 71.4%

Innovative Technology Platform 21 • Technology systems built for automation and efficiency • Integration between pricing models, policy administration and analytics • Ability to rapidly quote and bind policies for producers • API development for partners with Palomar Automated Submission System (PASS) • Real-time data and event reporting • Seamless communication with partner carriers and reinsurers • Scalable platform reduces operating costs and improves efficiency API Capabilities Customized API integration providing a streamlined transaction process to satisfy partner needs EMPHASIS ON THE USE OF TECHNOLOGY AND ANALYTICS ACROSS OUR BUSINESS

Flexible Distribution Network 22 • Predominant channel for commercial property and casualty insurance • Much higher average premium than retail business • Rapid scale via utilization of existing distribution infrastructures • Products ultimately sold by retailers and wholesalers • Companion offers • Direct appointments with captive agents • Reinsurance for existing and new risks RETAIL AGENTS WHOLESALE BROKERS PROGRAM ADMINISTRATORS CARRIER PARTNERSHIPS • Primarily distribute personal lines products • High retention rates and rate stability • Cross-selling potential • Direct access to PASS, our agency portal MULTIPLE SOURCES OF GROWTH AND THE FLEXIBILITY TO RAPIDLY CAPITALIZE ON CHANGING MARKET CONDITIONS UNIQUE DISTRIBUTION MODEL LEVERAGES SCALABILITY AND ACCESS TO DIFFERENT MARKETS INCREASED DISTRIBUTION FOOTPRINT BY 19% YEAR-OVER-YEAR

*Does not include all partnerships 2014 2015 2016 2017 2018 2019 2020 2021 2022 Strategic Partnerships 23 Ten years of partnerships continue with one of the most robust pipelines in the company’s history across multiple product categories 2023